SELIGMAN
-------------------
           FRONTIER
         FUND, INC.

                                                    [Graphic Omitted]

                                                       ANNUAL REPORT
                                                     OCTOBER 31, 2000

                                                       ------o------

                                                      SEEKING GROWTH

                                                     IN CAPITAL VALUE

                                                          THROUGH

                                                      INVESTMENTS IN

                                                       SMALL-COMPANY

                                                       GROWTH STOCKS





                                                       [Logo Omitted]
                                                    J.& W. SELIGMAN & CO.
                                                        INCORPORATED
                                                      ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


                    TIMES CHANGE...
[graphic omitted]   Established in 1864, Seligman has a history of providing
                    financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since
                    Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

JAMES, JESSE, AND   In the late 19th century, as the country grew, Seligman
JOSEPH SELIGMAN,    helped finance the westward expansion of the railroads, the
1870                construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

                    With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders ............................  1
Interview With Your Portfolio Manager ..........  2
Performance Overview ...........................  4
Portfolio Overview .............................  6
Portfolio of Investments .......................  8
Statement of Assets and Liabilities ............ 12
Statement of Operations ........................ 13
Statements of Changes in Net Assets ............ 14
Notes to Financial Statements .................. 15
Financial Highlights ........................... 18
Report of Independent Auditors ................. 20
Board of Directors ............................. 21
Executive Officers AND For More Information .... 22
Glossary of Financial Terms .................... 23


--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

The year ended October 31, 2000, saw a significant shift in the overall investment environment. Small-capitalization stocks, particularly small-cap growth stocks, performed strongly during the latter part of 1999 and through the first quarter of 2000. However, the second and third quarters of 2000 were volatile for all segments of the equity market, particularly technology, as investors became nervous about inflation and decelerating corporate earnings. In the fourth quarter, the technology-heavy Nasdaq Composite Index came under renewed pressure, falling sharply in response to fresh signs of economic weakening and to presidential election uncertainty.

Seligman Frontier Fund performed strongly over the one-year period ended October 31, 2000, delivering a 22.82% total return based on the net asset value of Class A shares. By comparison, the broad market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), returned only 6.09% for the same period. The Fund also outperformed its benchmark indices, with the Russell 2000 Index returning 17.41%, and the Russell 2000 Growth Index returning 16.16%. The total return of the Fund's peers, as measured by the Lipper Small Cap Funds Average, was 31.19% for the same period.

While the Fund's returns for the twelve months ended October 31, 2000, were strong, performance in the first ten months of the calendar year 2000 was weaker. During this time, repeated interest rate increases, the collapse of the dot-com sector, rising energy prices, and the prospects for slowing economic growth led to sharp price declines over many different stocks and markets. Economic indicators such as corporate earnings, industrial output, and new home sales seem to point to a slowdown.

After repeated interest rate increases, the Federal Reserve Board left rates untouched in June, August, and October of this year, and no further increases are anticipated for the remainder of 2000. In fact, given the recent economic weakness, the Fed may well change its current inflationary bias to neutral at its December meeting.

The current market volatility began last spring, when the Nasdaq experienced a major correction. On March 10, the Nasdaq reached an all-time high of 5049; by October 12, it had lost 39% of its market value, and stood at 3075. The broader market indices, such as the S&P 500, were also set back by earnings disappointments, particularly during September and October.

In November 2000, further evidence of an economic slowdown, earnings warnings by some large technology companies, and the continued presidential impasse pulled financial markets down further. The Nasdaq shed 24% of its value between November 7 and November 30. On November 30, the Commerce Department revised downward its estimate of third quarter GDP growth from 2.7% to 2.4%, compared with 5.6% in the second quarter. It also reported that after-tax corporate profits rose a weak 0.6% in the third quarter. In response to these indicators, the US dollar's strength versus the euro has begun to wane.

We believe that the economy is fundamentally sound. Also, equity valuations are now more in line with earnings and company fundamentals, particularly in the small-cap area. We are confident that the Federal Reserve Board will take appropriate actions to help ensure that the economy continues to grow.

We appreciate your continued support of Seligman
Frontier Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager regarding the Fund's performance, as well as the Fund's investment results and portfolio of investments, follows this letter.

By order of the Board of Directors,

/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman                                                      /s/ BRIAN T. ZINO
                                                              -----------------
                                                              Brian T. Zino
                                                              President

December 8, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARK J. CUNNEEN

Q:  HOW DID SELIGMAN FRONTIER FUND PERFORM DURING THE PAST YEAR?

A: Seligman Frontier Fund had strong performance for the year ended October 31, 2000. For this period, the Fund posted a total return of 22.82% based on the net asset value of Class A shares. This return outpaced the 16.16% total return of the Russell 2000 Growth Index, which represents small-cap growth stocks, and the 17.41% total return of the Russell 2000 Index, which represents the performance of small-cap growth and value stocks. The total return of the Fund's peers, as measured by the Lipper Small Cap Funds Average, was 31.19% for the same period.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN FRONTIER FUND DURING THE YEAR ENDED OCTOBER 31, 2000?

A: Small-cap growth stocks benefited from the broadening of the stock market toward the end of 1999 and during the first calendar quarter of 2000, with their gains far outpacing those of the S&P 500. However, since the flight from the technology sector in March 2000, and the general uncertainty that has plagued investors, all segments of the equity market have suffered, including small-cap stocks. This year's market volatility has been tied to investors' fears of inflation and higher interest rates, and their reaction to some corporate earnings disappointments. Economic indicators suggest that the US economy is slowing, and the Federal Reserve Board has clearly taken this into account. It declined to raise interest rates at meetings in June, August, and October of this year, and we do not anticipate any rate hikes in the near future.

    We think that this year's market uncertainty and volatility will gradually subside as market sentiment adjusts to the new reality of an economy that is slowing, but still healthy. We view the prospect of economic growth at a more sustainable pace as positive because it should produce stable interest rates and a lowered risk of inflation.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

A: In general terms, we have increased our emphasis on growth. As a result, approximately one-half of the Fund's portfolio is now made up of technology and telecommunications companies. We believe that these sectors contain a great number of dynamic companies that are growing quickly and that have substantial momentum in their businesses.


[Graphic Omitted ]

GLOBAL SMALL COMPANY GROWTH TEAM: (STANDING, FROM LEFT) TED HILLENMEYER, MIKE CORCELL, MANDHIR UPPAL, MIKE SULLIVAN, MICHAEL ALPERT, (SEATED, FROM LEFT) BRUCE ZIRMAN, SONIA THOMAS (ADMINISTRATIVE ASSISTANT), MARK CUNNEEN (PORTFOLIO MANAGER)


A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Global Small Company Growth Team, headed by Mark J. Cunneen. Mr. Cunneen is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARK J. CUNNEEN


    Within the Fund's portfolio, we have added to the software sector in order to participate in the growth of the Internet without investing in pure dot-com companies, which are risky and which have experienced many problems in 2000. Instead, we have invested in software companies that help other companies do business over the Web and better utilize the Web as a business tool. This strategy is based on the premise that the Internet is now an integral component of the US economy, despite what has happened to many dot-com companies this year. We expect that brick-and-mortar businesses will increasingly use the Web and other technologies to increase their productivity and earnings. We feel that investing in software companies that cater to these businesses is an excellent way to participate in this sector of the economy.

    We have continued to add to our telecommunications holdings, with our focus remaining on the wireless services area. Wireless companies are compelling for a number of reasons, beginning with the fact that they represent a business that has demonstrated rapid growth and long-term growth potential. In addition, regional and rural wireless service companies seem particularly desirable because subscriber growth continues to be very strong in these smaller markets, and, more importantly, because the expansion of national calling plans and the roaming revenues they generate continue to be a strong engine for growth. We're also enthusiastic about the potential of the wireless Web, which a number of carriers are starting to introduce. We think that, in the near future, large numbers of people will use their cellular phones to check e-mail and access the Internet, which will mean additional increased revenue for wireless carriers.

    Earlier this year, we sold a number of semiconductor stocks in the portfolio. These stocks had made a substantial contribution to performance. We determined, however, that valuations in this sector were at a high, and that earnings growth for these companies was slowing. Additionally, after experiencing good performance, we lowered our biotech weighting, bringing it below our benchmark weighting.

Q:  WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP GROWTH SECTOR?

A: We remain enthusiastic about the small-cap sector, which, we believe, is well positioned for success based on a number of factors. First, small companies' earnings have been growing at a rate faster than large-cap stocks, and we anticipate that this trend will continue. Second, the US economy is still in good shape, and we believe that this provides a constructive environment for the companies we target. Further, valuations of small-cap stocks are quite compelling relative to large-cap stocks. Good stock selection is crucial. We will continue to focus our research efforts on uncovering companies with strong management, sound business models, and clear earnings momentum.

PERFORMANCE OVERVIEW

OCTOBER 31, 2000

   This chart compares a $10,000 hypothetical investment made in Seligman Frontier Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes the reinvestment of dividends, if any, for the 10-year period beginning October 31, 1990 and ended October 31, 2000, to a $10,000 investment made in the Lipper Small Cap Funds Average (Lipper Average), the Russell 2000 Growth Index, and the Russell 2000 Index for the same period. The performances of Seligman Frontier Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Average excludes the effect of sales charges, and the Russell indices exclude the effect of any fees or sales charges.
PAST PERFORMANCE IS NO INDICATION OF FUTURE INVESTMENT RESULTS.

[Figures below represent line chart in its printed piece]


                  WITH     WITHOUT       LIPPER      RUSSELL           RUSSELL
                  LOAD        LOAD        SMCAP   2000 INDEX       2000 GROWTH
                 -----     -------       ------   ----------       -----------
10/31/90          9524       10000        10000        10000             10000
                 11997       12597        12343        12193             12514
                 13762       14450        14212        14474             14757
                 14626       15357        14890        14787             15071
10/31/91         15828       16619        16113        15860             16653
                 17609       18490        18015        17662             18655
                 16241       17054        17005        16945             16738
                 15902       16697        16863        16933             16126
10/31/92         16751       17589        17527        17364             16593
                 19734       20721        19960        19999             18871
                 18529       19455        19369        19617             17725
                 20699       21734        20648        20896             19020
10/31/93         23582       25044        22598        22991             21185
                 25542       26819        23411        23723             21693
                 24688       25922        22239        22524             20302
                 23699       24883        21463        21873             19269
10/31/94         27049       28401        23049        22920             20991
                 25812       27103        22504        22298             20196
                 29096       30551        24349        24149             22074
                 34365       36084        27939        27327             25767
10/31/95         35511       37286        28118        27121             25313
                 35259       37022        29650        28974             26792
                 41214       43275        33978        32116             30761
                 36603       38433        31320        29215             26545
10/31/96         38579       40508        34253        31624             28686
                 40524       42550        36741        34465             30809
                 36494       38319        33483        32132             26594
                 46037       48339        41881        38969             33250
10/31/97         46905       49250        43956        40899             34759
                 45912       48207        43122        40693             33497
                 52932       55579        49052        45756             38216
                 46937       49284        43382        39871             32813
10/31/98         40227       42238        38416        36056             29247
                 43893       46087        44013        40828             35913
                 39450       41423        43938        41522             36774
                 42899       45043        47518        42825             37574
10/31/99         40165       42173        47447        41417             37810
                 52746       55383        56273        48072             48719
                 51845       54437        60154        49168             48314
                 50074       52578        60847        48721             45512
10/31/00         49329       51795        62243        48623             43919

   An investment in the Fund is subject to certain risks, including the possible loss of principal. The stocks of smaller companies may be subject to above-average market price fluctuations.

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2000

                                                                                    AVERAGE ANNUAL
                                                           -------------------------------------------------------------------
                                                                                            CLASS B     CLASS C      CLASS D
                                                                                             SINCE       SINCE        SINCE
                                               SIX          ONE        FIVE        TEN     INCEPTION   INCEPTION    INCEPTION
                                              MONTHS*       YEAR       YEARS      YEARS     4/22/96     5/27/99      5/3/93
                                            -----------  ----------  --------   --------   --------   -----------  -----------
CLASS A**
With Sales Charge                             (9.36)%      17.02%       5.75%    17.30%       n/a        n/a            n/a
Without Sales Charge                          (4.85)       22.82        6.79     17.88        n/a        n/a            n/a

CLASS B**
With CDSC+                                    (9.98)       16.78         n/a       n/a       3.66%       n/a            n/a
Without CDSC                                  (5.24)       21.78         n/a       n/a       4.05        n/a            n/a

CLASS C**
With Sales Charge and CDSC                    (7.21)       19.59         n/a       n/a        n/a      12.32%           n/a
Without Sales Charge and CDSC                 (5.30)       21.78         n/a       n/a        n/a      13.75            n/a

CLASS D**
With 1% CDSC                                  (6.25)       20.78         n/a       n/a        n/a        n/a            n/a
Without CDSC                                  (5.30)       21.78        5.96       n/a        n/a        n/a          12.73%
LIPPER SMALL CAP FUNDS AVERAGE***              3.47        31.19       17.23     20.06      14.37++    25.99o         16.82+++
RUSSELL 2000 GROWTH INDEX***                  (9.09)       16.16       11.65     15.95       8.24++    13.23o         12.86+++
RUSSELL 2000 INDEX***                         (1.11)       17.41       12.39     17.14       9.66++    10.65o         12.87+++


NET ASSET VALUE                                                                           CAPITAL GAIN INFORMATION
                OCTOBER 31, 2000        APRIL 30, 2000         OCTOBER 31, 1999           FOR THE YEAR ENDED OCTOBER 31, 2000
                ----------------        --------------         ----------------
CLASS A              $15.88                 $16.69                  $12.93                REALIZED        $2.377
CLASS B               14.65                  15.46                   12.03                UNREALIZED       3.033oo
CLASS C               14.65                  15.47                   12.03
CLASS D               14.65                  15.47                   12.03

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

-------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Small Cap Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Growth Index consists of small-company growth stocks. The Russell 2000 Index consists of small-company, growth and value stocks. The Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 2% since inception.
 ++ From April 30, 1996.
+++ From April 30, 1993.
  o From May 31, 1999.
 oo Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2000.

PORTFOLIO OVERVIEW



DIVERSIFICATION OF NET ASSETS
OCTOBER 31, 2000

                                                                                                   PERCENT OF NET ASSETS
                                                                                                 --------------------------
                                                                                                         OCTOBER 31,
                                                                                                 --------------------------
                                                       ISSUES       COST             VALUE          2000            1999
                                                       ------     ---------       -----------    ----------       ---------
COMMON STOCKS:
  Advertising ....................................      --                --               --         --              1.8
  Business Goods and Services ....................       5       $ 7,179,382      $ 9,723,540         3.1            20.2
  Capital Goods ..................................      --                --               --         --              4.7
  Computer Hardware ..............................      --                --               --         --              0.5
  Computer Software and Services .................      15        48,244,538       63,487,428        20.4            15.3
  Consulting Services ............................       3         3,631,904        6,972,455         2.3             3.9
  Consumer Goods and Services ....................       7        11,874,280       14,874,276         4.8             5.6
  Drugs and Health Care ..........................      16        26,978,263       38,720,768        12.5             8.3
  Electronics ....................................       5         3,168,985        3,762,995         1.2            13.3
  Energy .........................................       1         1,503,673        2,718,563         0.9             2.5
  Environmental Management .......................       2         3,691,600        4,791,028         1.5             0.1
  Financial Services .............................       4        11,598,574       17,580,325         5.7             2.8
  Industrial Goods and Services ..................      --                --               --          --             0.8
  Internet/Online ................................       3         3,500,859        3,305,253         1.1              --
  Leisure and Entertainment ......................       2         2,474,344        2,755,409         0.9             2.9
  Manufacturing ..................................      --                --               --          --             0.1
  Media and Broadcasting .........................       3         4,847,848        5,910,144         1.9             1.7
  Medical Products and Technology ................       5        10,570,478       15,305,837         4.9             3.4
  Networking/Communications Infrastructure .......       2         4,206,588        4,723,345         1.5              --
  Real Estate Investment Trust ...................      --                --               --          --             1.1
  Resources ......................................       3         3,625,356        4,025,488         1.3              --
  Schools ........................................       4         3,986,137        9,359,138         3.0             3.4
  Telecommunications .............................      12        63,817,292       67,251,082        21.6             3.2
  Transportation .................................       2         1,883,890        3,097,047         1.0             1.0
                                                        --      ------------     ------------       -----           -----
                                                        94       216,783,991      278,364,121        89.6            96.6
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ..................       2        32,392,544       32,392,544        10.4             3.4
                                                        --      ------------     ------------       -----           -----
NET ASSETS........................................      96      $249,176,535     $310,756,665       100.0           100.0
                                                        ==      ============     ============       =====           =====

LARGEST INDUSTRIES
OCTOBER 31, 2000

         [The table below represents a bar chart in the printed piece.]

                                                     Percent of
          Industry                 Dollar Amount     Net Assets
-------------------------------    -------------     ----------

TELECOMMUNICATIONS                  $67,251,082         21.6
COMPUTER SOFTWARE AND SERVICES      $63,487,428         20.4
DRUGS AND HEALTH CARE               $38,720,768         12.5
FINANCIAL SERVICES                  $17,580,325          5.7
MEDICAL PRODUCTS AND TECHNOLOGY     $15,305,837          4.9

PORTFOLIO OVERVIEW




LARGEST PORTFOLIO CHANGES
DURING THE PAST SIX MONTHS

                                        SHARES
                               -------------------------
                                               HOLDINGS
ADDITIONS                        INCREASE      10/31/00
---------                      -----------    ----------
AirGate PCS ..............          90,100       115,200
Documentum ...............          77,700       111,200
Dycom Industries .........          94,500        94,500
Powertel .................          49,100       102,300
Proxim ...................          70,800       190,600(1)
Quest Software ...........          74,500        74,500
REMEC ....................          89,400       143,850(2)
Rural Cellular (Class A)..          54,400       139,300
SBA Communications .......         116,100       145,800
Western Wireless .........         148,600       250,500



                                        SHARES
                               -------------------------
                                               HOLDINGS
REDUCTIONS                       DECREASE      10/31/00
----------                     -------------------------
Anadigics ................         135,400            --
AVX ......................         113,800(3)         --
Burr-Brown ...............         143,575            --
Cognex ...................          89,200            --
Credence Systems .........          63,800(4)         --
CSG Systems International          159,700            --
Exar .....................          60,000        12,100(5)
General Semiconductor ....         329,000            --
NOVA .....................         297,205            --
Teva Pharmaceutical
  Industries (ADRs) ......         117,000            --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 68,700 shares received as a result of a 2-for-1 stock split.
(2) Includes 54,450 shares received as a result of a 3-for-2 stock split.
(3) Includes 25,300 shares received as a result of a 2-for-1 stock split.
(4) Includes 26,400 shares received as a result of a 2-for-1 stock split.
(5) Includes 6,050 shares received as a result of a 2-for-1 stock split.




LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 2000


--------------------------------------------------------------------------------

SECURITY                        VALUE       SECURITY                    VALUE
--------                     -----------    --------                  ----------
Western Wireless ..........  $11,898,750    Advent Software ......... $8,330,250
Proxim ....................   11,549,169    Metris Companies ........  7,685,825
Internet Security Systems .   10,401,737    Rural Cellular (Class A)   7,448,197
Documentum ................    9,441,575    SBA Communications ......  7,303,669
Powertel ..................    8,922,478    Actuate Software ........  6,539,500

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
                                      SHARES         VALUE
                                    ---------      ----------
COMMON STOCKS  89.6%
BUSINESS GOODS
   AND SERVICES   3.1%
COPART*
   Auctioneer of damaged vehicles
   for insurance companies           155,800      $ 2,341,869
COSTAR GROUP*
   Information provider for the
   real estate industry               76,270        2,378,671
EDEN BIOSCIENCE*
   Developer and manufacturer
   of natural products
   for agriculture                     7,400          280,044
HENRY (JACK) & ASSOCIATES
   Developer and installer of
   integrated computer systems
   for in-house data processing
   to financial institutions          65,400        3,594,956
VERITAS DGC*
   Provider of geophysical services   37,600        1,128,000
                                                  -----------
                                                    9,723,540
                                                  -----------
COMPUTER SOFTWARE
   AND SERVICES   20.4%
ACTUATE*
   Provider of applications software
   that enables organizations to
   uniformly extract, publish, and
   disseminate information in both
   Internet and client/server
   computing environments            232,000        6,539,500
ADVENT SOFTWARE*
   Provider of software products     139,200        8,330,250
ASPEN TECHNOLOGY*
   Provider of computer software
   products and services             73,600         3,038,300
DOCUMENTUM*
   Provider of computer
   software products                 111,200        9,441,575
INFORMATICA*
   Provider of software products
   and services                       12,000        1,134,375
INTERNET SECURITY SYSTEMS*
   Provider of security management
   solutions for the Internet        117,700       10,401,737
INTERWOVEN*
   Provider of Internet software      23,600        2,379,912
MATRIXONE*
   Provider of Internet business
   collaboration software             90,300        2,692,069
NETIQ*
   Provider of computer
   software products                  55,400        4,773,056
NYFIX*
   Developer and marketer of
   electronic trading systems to
   brokerage firms, international
   banks, and global exchanges
   trading in equities, futures
   and options, and currencies        33,837        1,335,505
ONYX SOFTWARE*
   Provider of enterprise
   relationship management software   23,000          364,406
QUEST SOFTWARE*
   Provider of application and
   information availability
   software                           74,500        3,229,109
SMARTFORCE (ADRS)* (Ireland)
   Provider of educational
   software                           50,200        2,519,413
SUNGARD DATA SYSTEMS* Provider
   of computer disaster recovery
   services, as well as health care
   information and investment
   support systems                   112,300        5,741,338
THQ*
   Worldwide provider of inter-
   active entertainment software      76,550        1,566,883
                                                  -----------
                                                   63,487,428
                                                  -----------
CONSULTING SERVICES   2.3%
CORPORATE EXECUTIVE BOARD*
   Worldwide provider of consulting
   services for corporations          69,200        3,202,662
FORRESTER RESEARCH*
   Independent research company
   which studies changes in future
   technology and its impact on
   businesses, consumers and
   society                            80,530        3,309,280
WATSON WYATT HOLDINGS
   Provider of consulting services    26,600          460,513
                                                  -----------
                                                    6,972,455
                                                  -----------
CONSUMER GOODS
   AND SERVICES   4.8%
BRINKER INTERNATIONAL*
   Restaurant operator               102,500        4,023,125
MDC HOLDINGS
   Single-family home builder
   and seller under the name
   Richmond American Homes             2,300           62,962
MEMBERWORKS*
   Distributor of membership
   service programs for
   various industries                123,920        4,248,133

-----------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


                                      SHARES         VALUE
                                    ---------      ----------
CONSUMER GOODS AND
   SERVICES (CONTINUED)
MSC INDUSTRIAL DIRECT*
   Distributor of metalworking
   and repair supplies               116,200      $ 1,728,475
PF CHANG'S CHINA BISTRO*
   Restaurant operator                 7,200          295,425
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer of
   legal service plans                80,400        3,527,550
TOO*
   Clothing retailer                  43,100          988,606
                                                  -----------
                                                   14,874,276
                                                  -----------
DRUGS AND HEALTH CARE   12.5%
ALPHARMA (CLASS A)
   International manufacturer of
   human and animal health
   products                           32,700        1,269,169
AMERISOURCE HEALTH (CLASS A)*
   Distributor of wholesale
   pharmaceutical products            34,100        1,481,219
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic
   prescription drugs                 87,200        5,504,500
BINDLEY WESTERN INDUSTRIES*
   Pharmaceutical distributor         44,400        1,595,625
CAREMARK RX*
   Provider of pharmaceutical
   services                          149,300        1,866,250
CHARLES RIVER LABORATORIES
   INTERNATIONAL*
   Provider of research services
   that enable drug discovery
   and development                    70,500        1,850,625
COMMUNITY HEALTH SYSTEMS*
   Health care provider              138,700        3,909,606
KING PHARMACEUTICALS*
   Manufacturer and marketer of
   branded prescription
   pharmaceutical products            69,350        3,107,747
MEDICHEM LIFE SCIENCES*
   Provider of chemistry research
   to pharmaceutical and
   biotechnology companies           118,100        1,081,353
POLYMEDICA*
   Provider of medical products
   and services                       35,100        2,017,153
PRAECIS PHARMACEUTICALS*
   Developer of peptide-based
   therapeutics for the treatment
   of human diseases                  89,100        2,255,344
PRIORITY HEALTHCARE (CLASS B)*
   Pharmaceutical and medical
   supply distributor to the
   alternative health care industry   53,500        2,872,281
PROVINCE HEALTHCARE*
   Provider of health care
   services in non-urban markets      88,200        3,709,912
TANOX*
   Developer of monoclonal
   antibodies, which are used to
   address unmet needs in the areas
   of immunology, infectious
   diseases, and cancer               66,800        2,496,650
UNITED THERAPEUTICS*
   Developer of pharmaceuticals
   for the treatment of vascular
   diseases                           39,300        2,101,322
UNIVERSAL HEALTH SERVICES*
   Owner and operator of health
   care institutions                  19,100        1,602,012
                                                  -----------
                                                   38,720,768
                                                  -----------
ELECTRONICS   1.2%
ADVANCED POWER TECHNOLOGY*
   Provider of semiconductors         41,900        1,339,491
AMERIGON*
   Provider of high-technology
   products for automotive
   equipment manufacturers           406,052        1,573,451
EXAR*
   Provider of integrated circuits
   for communications and video
   products                           12,100          541,097
INTERCEPT GROUP*
   Provider of electronic commerce
   products and services for
   financial institutions                300            8,109
IXYS*
   Designer of power
   semiconductors                     11,900          300,847
                                                  -----------
                                                    3,762,995
                                                  -----------
ENERGY   0.9%
PRIDE INTERNATIONAL*
   Provider of oil and gas
   well services                     107,400        2,718,563
                                                  -----------


-------------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
                                      SHARES         VALUE
                                    ---------      ----------
ENVIRONMENTAL MANAGEMENT   1.5%
CASELLA WASTE SYSTEMS*
   Provider of non-hazardous solid
   waste collection, disposal,
   and recycling services                44,700   $   389,728
WASTE CONNECTIONS*
   Provider of solid waste collection,
   disposal, and recycling services     172,600     4,401,300
                                                  -----------
                                                    4,791,028
                                                  -----------
FINANCIAL SERVICES   5.7%
AFFILIATED MANAGERS GROUP*
   Holding company specializing
   in asset management                   85,000     5,110,625
AMERICAN CAPITAL STRATEGIES
   Provider of commercial financing     117,600     2,590,875
AMERICREDIT
   Provider of automobile loans          81,600     2,193,000
METRIS COMPANIES
   Direct marketer of consumer
   credit cards                         237,400     7,685,825
                                                  -----------
                                                   17,580,325
                                                  -----------
INTERNET/ONLINE   1.1%
EVOLVE SOFTWARE*
   Provider of Internet applications
   for automating professional
   services organizations                61,300       959,728
INTRANET SOLUTIONS*
   Provider of E-services used
   for intranets, extranets, and
   the Internet                          25,200     1,171,013
PURCHASEPRO.COM*
   Provider of Internet business-
   to-business electronic
   commerce services                     43,400     1,174,512
                                                  -----------
                                                    3,305,253
                                                  -----------
LEISURE AND ENTERTAINMENT   0.9%
ANCHOR GAMING*
   Operator of casino games              13,100     1,112,272
STATION CASINOS*
   Operator of casino hotels            101,900     1,643,137
                                                  -----------
                                                    2,755,409
                                                  -----------
MEDIA AND BROADCASTING   1.9%
CHARTER COMMUNICATIONS*
   Owner and operator of cable
   television systems                   190,000     3,699,063
ENTRAVISION COMMUNICATIONS
   (CLASS A)*
   Diversified media company             78,700     1,392,006
PENTON MEDIA*
   Provider of advertising services
   for diversified industries            26,800       819,075
                                                  -----------
                                                    5,910,144
                                                  -----------
MEDICAL PRODUCTS AND
   TECHNOLOGY   4.9%
CYTYC*
   Provider of medical
   diagnostic equipment                  65,200     3,869,212
DURA PHARMACEUTICALS*
   Developer and retailer of
   prescription pharmaceutical
   products for the treatment
   of allergies, asthma, pneumonia,
   and related respiratory conditions   113,400     3,901,669
ENDOCARE*
   Developer and manufacturer of
   medical devices for applications
   in oncology and urology              108,900     1,936,378
GENOMIC SOLUTIONS*
   Provider of genomic and
   proteomic instrumentation,
   software, and services               136,900     1,920,878
INTERMUNE PHARMACEUTICALS*
   Developer of products for the
   treatment of pulmonary and
   infectious diseases and
   congenital disorders                  73,600     3,677,700
                                                  -----------
                                                   15,305,837
                                                  -----------
NETWORKING/COMMUNICATIONS
   INFRASTRUCTURE  1.5%
ANDREW*
   Provider of telecommunications
   equipment                             17,400       457,294
REMEC*
   Designer and manufacturer of
   multi-function modules for
   microwave transmission systems       143,850     4,266,051
                                                  -----------
                                                    4,723,345
                                                  -----------
RESOURCES   1.3%
CAL DIVE INTERNATIONAL*
   Provider of construction and
   salvage services to the offshore
   natural gas and oil industry in
   the United States Gulf of Mexico      19,600       973,263
MITCHELL ENERGY & DEVELOPMENT
   (CLASS A)
   Explorer and producer of oil
   and natural gas                       40,600     1,867,600

----------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000

                                      SHARES         VALUE
                                    ---------      ----------
RESOURCES (CONTINUED)
NATIONAL-OILWELL*
   Provider of machinery, equipment,
   and downhole products used
   in oil and gas drilling
   and production                     40,500      $ 1,184,625
                                                  -----------
                                                    4,025,488
                                                  -----------
SCHOOLS 3.0%
CAREER EDUCATION*
   Provider of private
   post-secondary education          147,400        5,734,781
CORINTHIAN COLLEGES*
   Provider of secondary education    21,200        1,460,150
DEVRY
   Owner and manager of higher
   education systems                  29,700        1,097,044
LEARNING TREE INTERNATIONAL*
   Provider of education and
   training services for
   information technology workers     23,600        1,067,163
                                                  -----------
                                                    9,359,138
                                                  -----------
TELECOMMUNICATIONS 21.6%
AIRGATE PCS*
   Provider of wireless
   telecommunication services        115,200        4,474,800
ALLEGIANCE TELECOM*
   Provider of telecommunications
   services                           92,500        2,910,859
DYCOM INDUSTRIES*
   Provider of construction and
   maintenance services to
   telecommunications providers       94,500        3,555,563
METAWAVE COMMUNICATIONS* Provider
   of smart antenna systems, which
   are used for wireless network
   operators who encounter capacity
   constraints within
   their networks                    133,730        1,759,385
PEGASUS COMMUNICATIONS*
   Media company with operations
   in broadcast satellite television,
   such as DIRECTV                    88,800        3,155,175
POWERTEL*
   Provider of telecommunications
   services                          102,300        8,922,478
PRICE COMMUNICATIONS*
   Provider of telecommunications
   services                           95,100        2,056,537
PROXIM*
   Provider of wireless local area
   networking products               190,600       11,549,169
RURAL CELLULAR (CLASS A)*
   Provider of rural cellular
   telephone services                139,300        7,448,197
SBA COMMUNICATIONS
   Owner and operator of wireless
   communications infrastructure     145,800shs.    7,303,669
WEST TELESERVICES*
   Provider of telecommunications
   services                           88,000        2,216,500
WESTERN WIRELESS*
   Provider of wireless
   communications services            250,500      11,898,750
                                                 ------------
                                                   67,251,082
                                                 ------------
TRANSPORTATION   1.0%
EXPEDITORS INTERNATIONAL OF
   WASHINGTON
   Transportation provider            51,100        2,642,828
SKYWEST
   Airline and car rental services
   operator                            9,000          454,219
                                                 ------------
                                                    3,097,047
                                                 ------------
TOTAL COMMON STOCKS
   (Cost $216,783,991)                            278,364,121
                                                 ------------
FIXED TIME DEPOSITS  8.3%
CANADIAN IMPERIAL BANK OF
   COMMERCE, Grand Cayman
   6.563%, 11/1/2000             $10,000,000       10,000,000
BANK ONE, Grand Cayman
   6.55%, 11/1/2000               15,800,000       15,800,000
                                                 ------------
TOTAL fixed time
   deposits
   (Cost $25,800,000)                              25,800,000
                                                 ------------
Total Investments  97.9%
   (Cost $242,583,991)                            304,164,121
Other Assets
   Less Liabilities  2.1%                           6,592,544
                                                 ------------
Net Assets  100.0%                               $310,756,665
                                                 ============

-------------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value:
  Common stocks (cost $216,783,991)................   $278,364,121
  Short-term holdings (cost $25,800,000)...........     25,800,000
                                                      ------------
Total Investments ......................................................        $304,164,121
Cash ...................................................................               2,799
Receivable for securities sold .........................................           8,103,904
Receivable for Capital Stock sold ......................................             652,771
Expenses prepaid to shareholder service agent ..........................              72,959
Receivable for interest ................................................               4,698
Other ..................................................................              12,710
                                                                                ------------
TOTAL ASSETS ...........................................................         313,013,962
                                                                                ------------
LIABILITIES:
Payable for Capital Stock repurchased ..................................             899,663
Payable for securities purchased .......................................             708,066
Accrued expenses and other .............................................             649,568
                                                                                ------------
TOTAL LIABILITIES ......................................................           2,257,297
                                                                                ------------
NET ASSETS .............................................................        $310,756,665
                                                                                ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value;
  500,000,000 shares authorized;
  20,300,694 shares outstanding):
  Class A ..............................................................        $  1,084,467
  Class B ..............................................................             285,003
  Class C ..............................................................              12,290
  Class D ..............................................................             648,310
Additional paid-in capital .............................................         220,215,160
Accumulated net investment loss ........................................             (54,036)
Undistributed net realized gain ........................................          26,985,341
Net unrealized appreciation of investments .............................          61,580,130
                                                                                ------------
NET ASSETS .............................................................        $310,756,665
                                                                                ============
NET ASSETS:
  Class A ..............................................................        $172,227,771
  Class B ..............................................................        $ 41,754,813
  Class C ..............................................................        $  1,800,509
  Class D ..............................................................        $ 94,973,572

SHARES OF CAPITAL STOCK OUTSTANDING:
  Class A ..............................................................          10,844,669
  Class B ..............................................................           2,850,025
  Class C ..............................................................             122,900
  Class D ..............................................................           6,483,100

NET ASSET VALUE PER SHARE:
  CLASS A ..............................................................              $15.88
                                                                                      ======
  CLASS B ..............................................................              $14.65
                                                                                      ======
  CLASS C ..............................................................              $14.65
                                                                                      ======
  CLASS D ..............................................................              $14.65
                                                                                      ======


-----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000


INVESTMENT INCOME:
Interest ....................................................      $    765,580
Dividends (net of foreign taxes withheld of $6,984) .........           173,010
                                                                   ------------
TOTAL INVESTMENT INCOME ........................................................     $   938,590

EXPENSES:
Management fee ..............................................         3,592,208
Distribution and service fees ...............................         2,219,915
Shareholder account services ................................         1,122,338
Custody and related services ................................           108,525
Registration ................................................            87,540
Auditing and legal fees .....................................            86,198
Shareholder reports and communications ......................            78,010
Directors' fees and expenses ................................            14,480
Miscellaneous ...............................................           107,600
                                                                   ------------
TOTAL EXPENSES .................................................................       7,416,814
                                                                                     -----------
NET INVESTMENT LOSS ............................................................      (6,478,224)

NET REALIZED AND UNREALIZED GAINON INVESTMENTS:
Net realized gain on investments ............................        48,261,416
Net change in unrealized appreciation of investments ........        45,497,736
                                                                   ------------
NET GAIN ON INVESTMENTS ........................................................      93,759,152
                                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................     $87,280,928
                                                                                     ===========

-------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE ONE
                                                              YEAR ENDED        MONTH ENDED       YEAR ENDED
                                                           OCTOBER 31, 2000  OCTOBER 31, 1999  SEPTEMBER 30, 1999
                                                           ----------------  ----------------  ------------------
OPERATIONS:
Net investment loss ..................................      $  (6,478,224)        $(618,500)    $   (8,868,058)
Net realized gain on investments .....................         48,261,416           586,290          1,718,133
Net change in unrealized appreciation/depreciation
   of investments ....................................         45,497,736        (9,286,051)        48,514,019
                                                            -------------     -------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ....         87,280,928        (9,318,261)        41,364,094
                                                            -------------     -------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS: .......................                 --                --                 --
                                                            -------------     -------------     --------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ....................         40,779,464         1,590,602         62,895,521
Exchanged from associated Funds ......................        225,048,699        57,211,520      1,062,460,049
                                                            -------------     -------------     --------------
Total ................................................        265,828,163        58,802,122      1,125,355,570
                                                            -------------     -------------     --------------
Cost of shares repurchased ...........................       (145,191,803)      (14,135,703)      (348,573,441)
Exchanged into associated Funds ......................       (266,269,211)      (64,559,329)    (1,130,870,201)
                                                            -------------     -------------     --------------
Total ................................................       (411,461,014)      (78,695,032)    (1,479,443,642)
                                                            -------------     -------------     --------------
DECREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS .........................       (145,632,851)      (19,892,910)      (354,088,072)
                                                            -------------     -------------     --------------
DECREASE IN NET ASSETS ...............................        (58,351,923)      (29,211,171)      (312,723,978)

NET ASSETS:
Beginning of period ..................................        369,108,588       398,319,759        711,043,737
                                                            -------------     -------------     --------------
END OF PERIOD (including accumulated net investment
   loss of $54,036, $58,123 and $56,400, respectively)      $ 310,756,665     $ 369,108,588     $  398,319,759
                                                            =============     =============     ==============

------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. CHANGE IN FISCAL YEAR END -- Effective for the period ended October 31, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from September 30.

b. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended October 31, 2000, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

     For the year ended October 31, 2000, the Fund redeemed 25,753,748 of its shares from shareholders aggregating $411,461,014, of which approximately $19,700,000 represents capital distributions. This information is provided for federal income tax purposes only.

     On November 16, 2000, the Fund declared a distribution of $1.386 per share from net realized long-term gains from investment transactions. The distribution was paid on November 22, 2000, to shareholders of record on November 16, 2000.

NOTES TO FINANCIAL STATEMENTS



3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended October 31, 2000, aggregated $496,400,915 and $668,354,486, respectively.

   At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $70,416,299 and $8,836,169, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $13,999 from sales of Class A shares. Commissions of $112,394 and $16,308 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 2000, fees incurred under the Plan aggregated $499,929, or 0.24% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended October 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $503,883, $15,280, and $1,200,823, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended October 31, 2000, such charges amounted to $86,948.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended October 31, 2000, amounted to $5,098.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2000, Seligman Services, Inc. received commissions of $2,777 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $35,515, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $1,122,338 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

NOTES TO FINANCIAL STATEMENTS



   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at October 31, 2000, of $54,036 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks.

   During the year ended October 31, 2000, the Fund periodically borrowed from the credit facility. The average outstanding daily balance of bank loans (based on the number of days the loans were outstanding during the period) was $6,618,150, with a weighted average interest rate of 6.35%. The maximum borrowing outstanding during the period was $19,075,000.

6. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                      CLASS A
                -------------------------------------------------------------------------------------
                                                    FOR THE ONE
                        YEAR ENDED                  MONTH ENDED                    YEAR ENDED
                     OCTOBER 31, 2000            OCTOBER 31, 1999              SEPTEMBER 30, 1999
                --------------------------  ---------------------------  ----------------------------
                    SHARES       AMOUNT        SHARES         AMOUNT        SHARES          AMOUNT
                --------------------------  ---------------------------  ----------------------------
Sales of shares    1,743,462  $ 29,847,160        77,233   $    980,390     3,193,205   $  42,033,215
Exchanged from
  associated
  Funds            9,735,067   160,850,224     1,142,641     14,546,456    36,768,137     481,112,233
                --------------------------  ---------------------------   ---------------------------
Total             11,478,529   190,697,384     1,219,874     15,526,846    39,961,342     523,145,448
                --------------------------  ---------------------------   ---------------------------
Shares
  repurchased     (5,308,042)  (88,709,992)     (475,943)    (6,018,651)  (15,770,829)   (203,299,642)
Exchanged into
  associated
  Funds          (10,593,021) (175,761,951)   (1,545,518)   (19,845,440)  (38,671,016)   (509,317,966)
                --------------------------  ---------------------------   ---------------------------
Total            (15,901,063) (264,471,943)   (2,021,461)   (25,864,091)  (54,441,845)   (712,617,608)
                --------------------------  ---------------------------   ---------------------------
Decrease          (4,422,534) $(73,774,559)     (801,587)  $(10,337,245)  (14,480,503)  $(189,472,160)
                ==========================  ===========================   ============================

                                CLASS B
------------------------------------------------------------------------------
                                  FOR THE ONE
        YEAR ENDED                MONTH ENDED                YEAR ENDED
     OCTOBER 31, 2000          OCTOBER 31, 1999          SEPTEMBER 30, 1999
-------------------------    ---------------------    ------------------------
   SHARES       AMOUNT        SHARES       AMOUNT        SHARES      AMOUNT
-------------------------    ---------------------    ------------------------
   226,548   $  3,543,960      16,878   $  198,226       635,500  $  7,780,693


 2,222,679     33,676,767     201,156    2,396,264     2,728,875    33,176,333
-------------------------    ---------------------    ------------------------
 2,449,227     37,220,727     218,034    2,594,490     3,364,375    40,957,026
-------------------------    ---------------------    ------------------------

  (768,985)   (11,691,283)    (72,018)    (844,478)   (1,340,058)  (16,374,340)


(2,763,274)   (42,222,113)   (197,110)  (2,350,985)   (3,802,442)  (46,598,505)
-------------------------    ---------------------    ------------------------
(3,532,259)   (53,913,396)   (269,128)  (3,195,463)   (5,142,500)  (62,972,845)
-------------------------    ---------------------    ------------------------
(1,083,032)  $(16,692,669)    (51,094)  $ (600,973)   (1,778,125) $(22,015,819)
=========================    ======================   =========================

                                                Class C
                    ------------------------------------------------------------
                                              For the One        May 27, 1999*
                         Year Ended           Month Ended             to
                      October 31, 2000     October 31, 1999   September 30, 1999
                    --------------------  ------------------  ------------------
                     Shares    Amount      Shares   Amount    Shares    Amount
                    --------------------  ------------------  ------------------
Sales of shares     114,756  $ 1,782,144   2,729   $ 31,419   33,815  $ 428,738
Exchanged from
  associated Funds   72,130    1,116,976     169      2,000      884     11,107
                    --------------------  -----------------   ------------------
Total               186,886    2,899,120   2,898     33,419   34,699    439,845
                    --------------------  -----------------   ------------------
Shares repurchased  (20,038)    (300,979)   (149)    (1,820)     (78)      (948)
Exchanged into
  associated Funds  (78,805)  (1,217,727)   (605)    (7,323)  (1,908)   (23,543)
                    --------------------  -----------------   ------------------
Total               (98,843)  (1,518,706)   (754)    (9,143)  (1,986)   (24,491)
                    --------------------  -----------------   ------------------
Increase (decrease)  88,043  $ 1,380,414   2,144   $ 24,276   32,713  $ 415,354
                     ===================   ================   =================


                                    Class D
--------------------------------------------------------------------------------
                                  For the One
       Year Ended                 Month Ended                  Year Ended
    October 31, 2000           October 31, 1999           September 30, 1999
------------------------  -------------------------   -------------------------
  Shares       Amount        Shares       Amount        Shares         Amount
------------------------  -------------------------   -------------------------
   365,264  $  5,606,200      32,478   $   380,567     1,035,938  $  12,652,875

 2,039,673    29,404,732   3,417,032    40,266,800    44,576,743    548,160,376
------------------------  ------------------------    -------------------------
 2,404,937    35,010,932   3,449,510    40,647,367    45,612,681    560,813,251
------------------------  ------------------------    -------------------------
(2,936,043)  (44,489,549)   (614,365)   (7,270,754)  (10,620,686)  (128,898,511)

(3,285,540)  (47,067,420) (3,584,136)  (42,355,581)  (46,561,166)  (574,930,187)
------------------------  ------------------------    -------------------------
(6,221,583)  (91,556,969) (4,198,501)  (49,626,335)  (57,181,852)  (703,828,698)
------------------------  ------------------------    -------------------------
(3,816,646) $(56,546,037)   (748,991)  $(8,978,968)  (11,569,171) $(143,015,447)
========================  ========================    =========================

*Commencement of offering of shares.

FINANCIAL HIGHLIGHTS


     The tables below are intended to help you understand each Class's financial performance for the past five years and one month or from its inception if less than five years and one month. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                               CLASS A
                                                                  ----------------------------------------------------------------
                                                                    YEAR      10/1/99              YEAR ENDED SEPTEMBER 30,
                                                                    ENDED        TO       ----------------------------------------
                                                                  10/31/00    10/31/99      1999       1998       1997       1996
                                                                  --------    --------    -------    -------    -------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............................  $ 12.93    $ 13.23     $ 12.44    $ 17.55    $ 15.38    $ 14.04
                                                                   -------    -------     -------    -------    -------    -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .............................................    (0.23)     (0.02)      (0.15)     (0.16)     (0.16)     (0.13)
Net realized and unrealized
  gain (loss) on investments ....................................     3.18      (0.28)       0.94      (3.32)      3.20       1.95
                                                                   -------    -------     -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS ................................     2.95      (0.30)       0.79      (3.48)      3.04       1.82
                                                                   -------    -------     -------    -------    -------    -------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ....................       --         --          --      (1.63)     (0.87)     (0.48)
                                                                   -------    -------     -------    -------    -------    -------
TOTAL DISTRIBUTIONS .............................................       --         --          --      (1.63)     (0.87)     (0.48)
                                                                   -------    -------     -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD ..................................  $ 15.88    $ 12.93     $ 13.23    $ 12.44    $ 17.55    $ 15.38
                                                                   =======    =======     =======    =======    =======    =======
TOTAL RETURN:                                                        22.82%    (2.27)%       6.35%   (21.32)%     21.19%     13.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ........................  $172,228   $197,424    $212,664   $379,945   $568,261   $523,737
Ratio of expenses to average net assets .........................     1.62%      1.76%+      1.62%      1.47%      1.52%      1.56%
Ratio of net loss to average net assets .........................   (1.37)%    (1.63)%+    (1.16)%    (1.05)%    (1.10)%    (0.91)%
Portfolio turnover rate .........................................   133.44%      5.19%      56.31%     83.90%     97.37%     59.36%

                                                                                                    CLASS B
                                                                  ----------------------------------------------------------------
                                                                    YEAR     10/1/99        YEAR ENDED SEPTEMBER 30,      4/22/96*
                                                                   ENDED        TO        ----------------------------      TO
                                                                  10/31/00   10/31/99      1999       1998       1997     9/30/96
                                                                  --------   --------     ------     ------     ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............................  $12.03     $12.32      $11.66     $16.68     $14.78     $14.55
                                                                   ------     ------      ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .............................................   (0.32)     (0.02)      (0.23)     (0.27)     (0.27)     (0.11)
Net realized and unrealized
  gain (loss) on investments ....................................    2.94      (0.27)       0.89      (3.12)      3.04       0.34
                                                                   ------     ------      ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ................................    2.62      (0.29)       0.66      (3.39)      2.77       0.23
                                                                   ------     ------      ------     ------     ------     ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ....................      --         --          --      (1.63)     (0.87)        --
                                                                   ------     ------      ------     ------     ------     ------
TOTAL DISTRIBUTIONS .............................................      --         --          --      (1.63)     (0.87)        --
                                                                   ------     ------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ..................................  $14.65     $12.03      $12.32     $11.66     $16.68     $14.78
                                                                   ======     ======      ======     ======     ======     ======
TOTAL RETURN:                                                       21.78%    (2.35)%       5.66%   (21.95)%     20.17%      1.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ........................  $41,755    $47,310     $49,080    $67,199    $69,869    $24,016
Ratio of expenses to average net assets .........................    2.38%      2.52%+      2.38%      2.24%      2.30%      2.45%+
Ratio of net loss to average net assets .........................  (2.13)%    (2.39)%+    (1.92)%    (1.82)%    (1.88)%    (1.80)%+
Portfolio turnover rate .........................................  133.44%      5.19%      56.31%     83.90%     97.37%     59.36%**


----------
See footnotes on page 19.

FINANCIAL HIGHLIGHTS

                                                         CLASS C
                                             -------------------------------
                                              YEAR       10/1/99     5/27/99*
                                              ENDED         TO          TO
                                             10/31/00    10/31/99    9/30/99
                                             --------    --------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $12.03      $12.32      $12.18
                                              ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.32)      (0.02)      (0.08)
Net realized and unrealized
  gain (loss) on investments ...............    2.94       (0.27)       0.22
                                              ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...........    2.62       (0.29)       0.14
                                              ------      ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized
  capital gain .............................      --          --          --
                                              ------      ------      ------
TOTAL DISTRIBUTIONS ........................      --          --          --
                                              ------      ------      ------
NET ASSET VALUE, END OF PERIOD .............  $14.65      $12.03      $12.32
                                              ======      ======      ======
TOTAL RETURN:                                  21.78%      (2.35)%      1.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...   $1,801       $  420     $  403
Ratio of expenses to average net assets ....    2.38%        2.52%+     2.36%+
Ratio of net loss to average net assets ....  (2.13)%      (2.39)%+   (1.84)%+
Portfolio turnover rate ....................  133.44%        5.19%     56.31%++

                                                                           CLASS D
                                             -----------------------------------------------------------------
                                                YEAR      10/1/99              YEAR ENDED SEPTEMBER 30,
                                               ENDED         TO        ---------------------------------------
                                             10/31/00     10/31/99      1999       1998       1997       1996
                                             --------     --------     ------     ------     ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $12.03       $12.32      $11.67     $16.69     $14.77     $13.61
                                              ------       ------      ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.32)       (0.02)      (0.23)     (0.27)     (0.27)     (0.24)
Net realized and unrealized
  gain (loss) on investments ...............    2.94        (0.27)       0.88      (3.12)      3.06       1.88
                                              ------       ------      ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ...........    2.62        (0.29)       0.65      (3.39)      2.79       1.64
                                              ------       ------      ------     ------     ------     ------
LESS DISTRIBUTIONS:
Distributions from net realized
  capital gain .............................      --           --          --      (1.63)     (0.87)     (0.48)
                                              ------       ------      ------     ------     ------     ------
TOTAL DISTRIBUTIONS ........................      --           --          --      (1.63)     (0.87)     (0.48)
                                              ------       ------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD .............  $14.65       $12.03      $12.32     $11.67     $16.69     $14.77
                                              ======       ======      ======     ======     ======     ======
TOTAL RETURN:                                  21.78%       (2.35)%      5.57%    (21.94)%    20.32%     12.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...  $94,974      $123,955   $136,173    $263,900  $390,904   $337,327
Ratio of expenses to average net assets ....    2.38%         2.52%+     2.38%       2.24%     2.30%      2.35%
Ratio of net loss to average net assets ....  (2.13)%       (2.39)%+   (1.92)%     (1.82)%   (1.88)%    (1.70)%
Portfolio turnover rate ....................  133.44%         5.19%     56.31%      83.90%    97.37%     59.36%

----------

*  Commencement of offering of shares.
** For the year ended September 30, 1996.
+  Annualized.
++ For the year ended September 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:


We have audited the accompanying statement of assets and liabilities of Seligman Frontier Fund, Inc., including the portfolio of investments, as of October 31, 2000, and the related statements of operations for the year then ended and of changes in net assets for the year then ended, for the one month ended October 31, 1999, and for the year ended September 30, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
December 8, 2000

BOARD OF DIRECTORS


JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

Leroy C. Richie (4)
CHAIRMAN & CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

Robert L. Shafer (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

MARK J. CUNNEEN
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement Plan
                    Services

(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                             SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                 [Logo omitted]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
    SELIGMAN FRONTIER FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, EXPENSES, AND ADDITIONAL RISK FACTORS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.


EQF2  10/00                             [RECYCLE LOGO] Printed on Recycled Paper